SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 30, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Acquisition Corp. 2006-FRE1, Asset Backed pass-Through Certificates, Series 2006-FRE1)

J.P. MORTGAGE MORTGAGE ACQUISITION CORP. 2006-FRE1
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-127020	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated February 14, 2006, in connection with the issuance of J.P. Morgan Mortgage Acquisition Corp. Asset Backed Pass-Through Certificate, Series 2006-FRE1, in order to amend Section 1.01 of the Pooling and Servicing Agreement by and among J.P. MORGAN ACCEPTANCE CORPORATION I, as depositor, J.P. MORGAN MORTGAGE ACQUISITION CORP., as seller, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as securities administrator and as servicer, PENTALPHA SURVEILLANCE LLC as trust oversight manager and U.S. BANK NATIONAL ASSOCIATION, as trustee.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1*	Pooling and Servicing Agreement
4.2	Amendment No. 1 to the Pooling and Servicing Agreement
* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I,

By:

/s/Christian T. Greco

Name: Christian T. Greco

Title:   Vice President

Dated:  June 30, 2006

EXHIBIT 4.2